SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BANKFINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 25, 2006

Dear Fellow Stockholder:

On behalf of the Board of Directors of BankFinancial Corporation (the “Company”), I cordially invite you to attend our 2006 Annual Meeting of Stockholders. The meeting will be held at the Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Parkway, Burr Ridge, Illinois, 60527, on Tuesday, June 27, 2006, at 11:00 a.m., Chicago, Illinois Time.

At the Annual Meeting, our stockholders will vote on the election of three directors. The Board of Directors, acting on the recommendations of the Corporate Governance and Nominating Committee, has nominated Patrick I. Hartnett, Sherwin R. Koopmans and Terry R. Wells to serve as directors of the Company for three-year terms. Each nominee is a current director of the Company and our banking subsidiary, BankFinancial, F.S.B. The Board of Directors is also submitting the BankFinancial Corporation 2006 Equity Incentive Plan to our stockholders for approval.

The Board of Directors recommends that you vote FOR ALL in the election of each of the three director nominees, and FOR the approval of the 2006 Equity Incentive Plan.

We are enclosing a Proxy Statement and our 2005 Annual Report for your review and consideration, as well as a proxy card for your use in voting your shares of the Company’s common stock.

Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement, and then complete, sign and date the proxy card and return it to us in the enclosed postage-paid envelope as promptly as possible. As an alternative, you may authorize the voting of your shares by proxy by following the Internet and telephone proxy authorization instructions appearing on the proxy card.

By voting your shares promptly, you will help the Company reduce the time and expense of soliciting proxies, and will also ensure that your shares are represented at the Annual Meeting.

Thank you in advance for your attention to this important matter. We are most appreciative of your continued interest and support as stockholders of the Company, and as valued customers of BankFinancial, F.S.B.

Very truly yours,

/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman and Chief Executive Officer

BANKFINANCIAL CORPORATION

15W060 North Frontage Road

Burr Ridge, Illinois 60527

(630) 242-7700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 27, 2006

To the Stockholders of BankFinancial Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of BankFinancial Corporation, a Maryland corporation, will be held at the Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Parkway, Burr Ridge, Illinois, 60527, on Tuesday, June 27, 2006 at 11:00 a.m., Chicago, Illinois Time, and any adjournments or postponements thereof.

The purpose of the Annual Meeting is to consider and act upon the following, as described more fully in the accompanying Proxy Statement:

1.	To elect three directors for three-year terms and until their successors are elected and qualify;

2.	To approve the BankFinancial Corporation 2006 Equity Incentive Plan; and

3.	To transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof. The Board of Directors and management are not aware of any other such business.

Accompanying this Notice of Annual Meeting are a Proxy Statement, our 2005 Annual Report, and a proxy card for your use in authorizing the voting of your shares of BankFinancial Corporation common stock by proxy.

The Board of Directors has fixed the close of business on May 12, 2006 as the voting record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any such adjournments or postponements. In the event that there are not sufficient votes to establish a quorum or to approve the proposals to be considered at the Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned or postponed.

By Order of the Board of Directors

/s/ James J. Brennan
James J. Brennan
Secretary

Burr Ridge, Illinois

May 25, 2006

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY AUTHORIZE THE VOTING OF YOUR SHARES BY PROXY BY FOLLOWING THE INTERNET AND TELEPHONE PROXY AUTHORIZATION INSTRUCTIONS APPEARING ON THE PROXY CARD. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY TAKING THE ACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

2006 PROXY STATEMENT

ii

PROXY STATEMENT

BankFinancial Corporation

15W060 North Frontage Road

Burr Ridge, Illinois 60527

ANNUAL MEETING OF STOCKHOLDERS

June 27, 2006

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BankFinancial Corporation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) that will be held at the Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Parkway, Burr Ridge, Illinois, 60527, on Tuesday, June 27, 2006 at 11:00 a.m., Chicago, Illinois Time, and any adjournments or postponements thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being mailed to the stockholders of BankFinancial Corporation on or about May 25, 2006. Whether or not you plan to attend the Annual Meeting, please read this Proxy Statement, and then complete, date and sign your proxy card and return it to us in the accompanying envelope as promptly as possible. No postage is necessary if you mail it in the United States. You may also authorize the voting of your shares by proxy by following the Internet and telephone proxy authorization instructions appearing on the proxy card.

An Annual Report for the year ended December 31, 2005, which contains audited consolidated financial statements and other information pertaining to BankFinancial Corporation, accompanies this Proxy Statement.

The Company

BankFinancial Corporation, a Maryland corporation headquartered in Burr Ridge, Illinois, became the owner of all of the issued and outstanding capital stock of BankFinancial, F.S.B. (the “Bank”) on June 23, 2005, when we consummated a plan of conversion and reorganization that the Bank and its predecessor holding companies, BankFinancial MHC, Inc. (“BankFinancial MHC”) and BankFinancial Corporation, a federal corporation, adopted on August 25, 2004. BankFinancial Corporation, the Maryland corporation, was organized in 2004 to facilitate the mutual-to-stock conversion, and to become the holding company for the Bank upon the completion of the mutual-to-stock conversion.

BankFinancial Corporation, the Maryland corporation, did not engage in any business prior to, and the separate corporate existences of BankFinancial MHC and BankFinancial Corporation, the federal corporation, ceased upon, the completion of the mutual-to-stock conversion on June 23, 2005. Consequently, the words “Company,” “we” and “our,” as used in this Proxy Statement, are intended to refer to BankFinancial MHC, BankFinancial Corporation, the federal corporation, and their subsidiaries with respect to matters and time periods occurring on or before June 23, 2005, and to BankFinancial Corporation, the Maryland corporation, and its subsidiaries with respect to matters and time periods occurring after that date.

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and a proxy card from us because at the close of business on May 12, 2006, the record date for the Annual Meeting, you owned shares of the Company’s common stock. This Proxy Statement describes the matters that will be presented for consideration by the Company’s stockholders at the Annual Meeting. It also gives you information concerning the matters to be considered at the Annual Meeting to assist you in making an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you should complete, sign and return your proxy card in advance of the Annual Meeting in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the Annual Meeting that is not identified on the proxy card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her discretion.

What matters will be voted on at the Annual Meeting?

You are being asked to vote on the election of three directors of the Company and the approval of the BankFinancial Corporation 2006 Equity Incentive Plan (the “2006 Equity Incentive Plan”). These matters are more fully described in this Proxy Statement.

How do I vote?

You may use the mail, the telephone or the Internet to authorize the voting of your shares by proxy, or you may vote your shares in person at the Annual Meeting.

To use the mail to authorize the voting of your shares by proxy, please complete and sign the enclosed proxy card and mail it back to us in the enclosed pre-addressed envelope. No postage is required if the envelope is mailed in the United States.

To use the telephone or the Internet to authorize the voting of your shares by proxy, please follow the instructions appearing on your proxy card.

To vote in person, you must come to the Annual Meeting. We will distribute written ballots to anyone who wants to vote at the Annual Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Annual Meeting.

If you mark your proxy card to indicate how you want your shares voted, and you sign and return your proxy card in the manner provided in this Proxy Statement, your shares will be voted as you instruct. If you sign and return your proxy card, but do not mark the proxy card to provide voting instructions, the shares represented by your proxy card will be voted “FOR ALL” the director nominees named in this Proxy Statement and “FOR” the approval of the 2006 Equity Incentive Plan.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

If you received this Proxy Statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below under “How many votes are needed for each proposal?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the Annual Meeting.

What if I change my mind after I return my proxy card?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date and returning the new proxy card by mail to our stock transfer agent and registrar, Computershare Trust Company, Inc., or by sending the new proxy card to us to the attention of the Secretary of the Company, provided that, in each case, the new proxy card is actually received before voting is closed at the Annual Meeting;

•	sending notice addressed to the attention of the Secretary of the Company that you are revoking your proxy, provided that the notice is received before voting is closed at the Annual Meeting; or

•	voting in person at the Annual Meeting in accordance with the established voting rules and procedures.

If you hold your shares in the name of a broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

Please mail any new proxy cards to Computershare Trust Company at P.O. Box 2702, Chicago, Illinois 60690. You may send the above notice or new proxy card to us as follows: BankFinancial Corporation, 15W060 North Frontage Road, Burr Ridge, Illinois 60527, Attention: James J. Brennan, Secretary.

How many votes do we need to hold the Annual Meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. Abstentions and broker non-votes are considered present at the Annual Meeting and are counted in determining whether or not a quorum is present.

Shares are counted as present at the Annual Meeting if the stockholder either:

•	is present and votes in person at the Annual Meeting; or

•	has properly submitted a signed proxy form or other proxy.

At the close of business on May 12, 2006, the record date, there were 24,466,250 shares of the Company’s common stock, par value $0.01, issued and outstanding. Therefore, at least 12,233,126 shares need to be present at the Annual Meeting in person or by proxy in order to hold the Annual Meeting and conduct business.

What happens if a nominee is unable to stand for election?

The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for the substitute nominee designated by the Board of Directors. Proxies cannot be voted for more than three nominees. We have no reason to believe that any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

You may mark the “FOR ALL” box on your proxy card to vote for all director nominees, mark the “FOR ALL EXCEPT” box on your proxy card to vote for all nominees other than nominee(s) that you specify on your proxy card, or mark the “WITHHOLD ALL” box to withhold your vote for all director nominees. You may mark either the “FOR,” “AGAINST” or “ABSTAIN” box with respect to the approval of the 2006 Equity Incentive Plan.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this Proxy Statement indicates the number of shares owned by an account attributable to you.

Are there any limits on the voting of shares?

As provided in Section F of Article 6 of the Company’s Charter, record holders who beneficially own in excess of 10% of the outstanding shares of the Company’s common stock are not entitled to vote any shares held in excess of this 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of the Company is authorized to construe and apply the provisions of Section F of Article 6 of the Charter, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person and whether a person is an affiliate of or has an arrangement or agreement with another person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by the Company in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 6, Section F of the Charter.

How many votes are needed for each proposal?

The three individuals receiving the highest number of votes cast “FOR” their election will be elected as directors of the Company. In order for the 2006 Equity Incentive Plan to be approved, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy. Broker non-votes or proxies marked ABSTAIN will have no effect on the outcome of the election of directors or the approval of the 2006 Equity Incentive Plan.

Each share of the Company’s common stock is entitled to one vote on all matters submitted to the stockholders. Shares represented by broker non-votes and abstentions are considered present at the Annual Meeting for the purposes of determining whether or not a quorum is present, but are not considered votes cast.

Where do I find the voting results of the Annual Meeting?

We intend to announce voting results at the Annual Meeting or at any postponements or adjournments thereof. The voting results will also be disclosed in the Quarterly Report on Form 10-Q that we will file with the Securities and Exchange Commission for the quarter ending June 30, 2006.

Who bears the cost of soliciting proxies?

The Company will pay all costs of soliciting proxies. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $8,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, we may also use our officers and employees to solicit proxies either personally, or by telephone, email, the Internet, letter or facsimile. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote “FOR ALL” director nominees and “FOR” the approval of the 2006 Equity Incentive Plan.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The Charter of the Company fixes the initial number of directors at seven, and provides that the Board of Directors shall initially be divided into three classes. Our Bylaws establish the initial terms of office for each class of directors, and provide that, commencing with the Annual Meeting, directors will be elected for a term of office that will expire at the third succeeding annual meeting of stockholders following their election, with each director to hold office until his or her successor is duly elected and qualifies.

At the Annual Meeting, the stockholders of the Company will be requested to elect one class of directors consisting of three directors. The Corporate Governance and Nominating Committee of the Board of Directors has recommended, and the Board of Directors has nominated, Patrick I. Hartnett, Sherwin R. Koopmans and Terry R. Wells, each of whom currently serves as a director of the Company and the Bank, for election as directors in this class of directors, for a term of office that will expire at our annual meeting of stockholders in 2009 and until their successors are duly elected and qualify.

The proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting FOR the election of the above three nominees as directors, provided that your proxy will not be voted in favor of any nominee for which your proxy vote has been withheld. If a nominee is unable or unwilling to stand for election at the time of the Annual Meeting, the shares represented by all such proxies will be voted for the election of such replacement nominee as the Board of Directors, acting on the recommendation of the Corporate Governance and Nominating Committee, may designate. At this time, the Board of Directors knows of no reason why any of the nominees might be unable or unwilling to stand for election as a director, or to serve as a director if elected.

The table below sets forth certain information, as of May 18, 2006, regarding the nominees and the continuing members of our Board of Directors, including their years of service, ages and terms of office. Except as indicated elsewhere in this Proxy Statement, there are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which such directors or nominees were selected.

Name	Age	Position(s) Held in the Company	Director Since (1)	Term of Class to Expire
NOMINEES

Patrick I. Hartnett	54	Director	1989	2006
Sherwin R. Koopmans	64	Director	2003	2006
Terry R. Wells	47	Director	1994	2006

CONTINUING DIRECTORS

John M. Hausmann, C.P.A.	51	Director	1990	2007
Glen R. Wherfel, C.P.A.	56	Director	2001	2007
F. Morgan Gasior	42	Chairman of the Board, Chief Executive Officer and President	1983	2008
Joseph A. Schudt	68	Director	1992	2008

(1)	For each director, denotes the earlier of the year the individual became a director of the Bank or the year the individual became a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, the federal corporation. Except for Glen R. Wherfel, each individual has served as a director of the Company since its formation in 2004. Mr. Wherfel was appointed to the Board of Directors of the Company on May 18, 2006, to fill the vacancy created by the death of Dr. Kenneth Cmiel.

Nominees

The business experience for at least the past five years of each nominee for election to the Board of Directors is set forth below.

Patrick I. Hartnett. Mr. Hartnett has been an attorney in private practice since 1977. Mr. Hartnett is currently a partner in the law firm of Hartnett & Hartnett. Mr. Hartnett concentrates his law practice on commercial real estate and creditors’ rights litigation, employment law and the representation of the Illinois Staffing Association. He is also a visiting lecturer at DePaul University’s MBA programs. Mr. Hartnett has been a director of the Company since its formation in 2004, and of the Bank since 1989. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Hartnett is a member of the Executive Committees of the Company and the Bank.

Sherwin R. Koopmans. Mr. Koopmans has been actively involved in the banking industry since 1964, including service in senior management positions with the Federal Deposit Insurance Corporation and the Resolution Trust Corporation. Since retiring from government service in December 1995, Mr. Koopmans has performed short-term consulting engagements on banking and deposit insurance issues for private clients, including several European, Asian and South American countries. Mr. Koopmans is currently retired. He was a director of Success Bancshares and its wholly owned subsidiary, Success National Bank, from 1997 until 2001, and was the Chairman of Success Bancshares’ Executive Committee and Asset/Liability Management Committee and a member of its Audit Committee and Human Resources Committee. Mr. Koopmans has been a director of the Company since its formation in 2004, and of the Bank since 2004. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 2003 to 2005. He also served as a director of Financial Assurance Services, a subsidiary of the Bank, from 2001 to 2003. Mr. Koopmans is the Chairman of the Asset Liability Management Committee of the Bank, and is a member of the Human Resources Committees of the Company and the Bank, and the Audit Committee of the Company.

Terry R. Wells. Mr. Wells has served as the Mayor of the Village of Phoenix, Illinois since 1993. Mr. Wells has also taught history and social studies since 1981 at the elementary and high school levels, and presently teaches U.S. History at Thornton Township High School in Harvey, Illinois. Mr. Wells serves on the Executive Committee of the South Suburban Mayors and Managers Association. He is also a member of the Board of Directors of Pace, a Division of the Regional Transportation Authority, and the Board of Trustees of South Suburban College. Mr. Wells has been a director of the Company since its formation in 2004, and of the Bank since 1994. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Wells is a member of the Audit Committees and the Human Resources Committees of the Company and the Bank.

The Board of Directors recommends a vote “FOR” each of the above nominees.

Continuing Directors

The business experience for at least the past five years of each continuing member of the Board of Directors is set forth below.

F. Morgan Gasior. Mr. Gasior has served as Chairman of the Board, Chief Executive Officer and President of the Company since its formation in 2004, and of the Bank since 1989, and as a director of the Bank since 1983. He held the same positions with Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Gasior has been employed by the Bank in a variety of positions since 1984, and became a full-time employee in 1988 when he was appointed as Executive Vice President and Chief Operating Officer. Mr. Gasior serves as the Chairman of the Executive Committees of the Company and the Bank, and is a member of the Asset Quality Committee of the Bank. He was also a director and officer of Financial Assurance Services from 1989 through 2003. Mr. Gasior is licensed as an attorney in the States of Illinois and Michigan, but he does not actively practice law.

John M. Hausmann, C.P.A. Mr. Hausmann has been a self-employed certified public accountant since 1980. Prior to that time, he was an accountant with Arthur Andersen. Mr. Hausmann is a member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountant Society. He has been a director of the Company since its formation in 2004, and of the Bank since 1990. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Hausmann is the Chairman of the Audit Committees of the Company and the Bank, and is a member of the Executive Committees and the Human Resources Committees of the Company and the Bank.

Joseph A. Schudt. Mr. Schudt served as the Principal Partner and President of Joseph A. Schudt & Associates, a professional engineering firm based in Frankfort, Illinois, specializing in engineering design, environmental analyses and land surveying, from 1972 to 2004. Mr. Schudt currently serves as a Vice President of Joseph A. Schudt & Associates. Mr. Schudt is licensed as a professional engineer in seven states, including Illinois. He has been a director of the Company since its formation in 2004, and of the Bank since 1992. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Schudt is the Chairman of the Asset Quality Committee of the Bank and of the Human Resources Committees of the Company and the Bank, and is a member of the Executive Committees of the Company and the Bank.

Glen R. Wherfel, C.P.A. Mr. Wherfel has been a principal in the accounting firm of Wherfel & Associates since 1984. Mr. Wherfel was a director of Success National Bank from 1993 to 2001, and of Success Bancshares from 1998 to 2001. He was the Chairman of Success National Bank’s Loan Committee and a member of its Asset Liability Management Committee. Mr. Wherfel has been a director of the Company since 2006, and of the Bank since 2001. Mr. Wherfel is a member of the Asset Quality Committee of the Bank.

Director Independence

The Board of Directors has determined that, except for F. Morgan Gasior, who serves as the Chairman, Chief Executive Officer and President of the Company, each of the Company’s directors is “independent” as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

Executive Officers Who Are Not Directors

Set forth below is information, as of May 18, 2006, regarding the principal occupations for at least the past five years of the individuals who serve as executive officers of the Company and/or the Bank and who do not serve as directors of the Company or the Bank. All executive officers of the Company and the Bank are elected annually by their respective Boards of Directors and serve until their successors are elected and qualify. No executive officer identified below is related to any director or other executive officer of the Company or the Bank. Except as indicated elsewhere in this Proxy Statement, there are no arrangements or understandings between any officer identified below and any other person pursuant to which any such officer was selected as an officer.

Gregg T. Adams. Age 47. Mr. Adams has served as the Executive Vice President of the Marketing and Sales Division of the Bank since 2001, and was the Senior Vice President of the Marketing and Sales Division from 2000 to 2001. Mr. Adams joined the Bank in 1986, and has served in various positions with the Bank and its former real estate subsidiary, Financial Properties, Inc., including as Vice President of Marketing Development.

James J. Brennan. Age 55. Mr. Brennan has served as the Secretary and General Counsel of the Company since its formation in 2004, and of the Bank, BankFinancial Corporation, a federal corporation, and BankFinancial MHC from 2000 to 2005. Mr. Brennan also serves as the Executive Vice President of the Corporate Affairs Division of the Company and the Bank. Mr. Brennan was a practicing attorney from 1975 until 2000. Prior to joining the Bank and its parent companies, he was a partner in the law firm of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, Chicago, Illinois, and was the Co-Chairman of the firm’s Financial Institutions Group and a member of its Management Committee. Mr. Brennan is also a director of Financial Assurance Services.

Christa N. Calabrese. Age 57. Ms. Calabrese has served as the President of the Bank’s Northern Region since 2001. She served as the Chief Lending Officer of Success National Bank from 1992 until it was acquired by the Company in 2001, and during that time she held the offices of Executive Vice President and Senior Vice President. Ms. Calabrese was an Asset Specialist with the Resolution Trust Corporation from 1990 to 1992, and held commercial lending positions with several Chicago area community banks from 1969 to 1990.

Paul A. Cloutier, C.P.A. Age 42. Mr. Cloutier has served as the Chief Financial Officer and Treasurer of the Company since its formation in 2004, of the Bank since 1991, and of BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Cloutier also serves as the Executive Vice President of the Finance Division of the Company and the Bank. He is a registered certified public accountant in the State of Michigan and is a member of the American Institute of Certified Public Accountants. Prior to joining the Bank and its parent companies, he was a Senior Tax Associate with Coopers & Lybrand.

Mark W. Collins. Age 55. Mr. Collins has served as the Executive Vice President of the Information Systems Division of the Bank since 2004. Mr. Collins joined the Bank on a full-time basis in 2002, and became a Vice President in the Information Systems Division in 2003. Prior to joining the Bank, Mr. Collins was employed in the Information Systems Division of Standard Federal Bank, Chicago, Illinois, and its successor, TCF Bank, from 1972 to 1998, and served as the Director of Information Systems of Standard Federal Bank from 1994 to 1997.

Robert J. O’Shaughnessy. Age 67. Mr. O’Shaughnessy has served as the Chief Credit Officer of the Company since its formation in 2004, of the Bank since 1999, and of BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. O’Shaughnessy also serves as the Executive Vice President of the Operations Division of the Company and the Bank. Mr. O’Shaughnessy has been actively involved in the banking industry since 1964, including service as chief lending officer and other senior positions with several Chicago area commercial banks, and as the principal in R.J. O’Shaughnessy & Company, a consulting firm that specialized in loan review, the evaluation of credit standards and processes and general bank consulting.

Patricia M. Smith. Age 43. Ms. Smith has served as the Executive Vice President of the Human Resources Division of the Company since its formation in 2004, and of the Bank since 2002, and she was the Senior Vice President of the Human Resources Division of the Bank from 2001 to 2002. Before joining the Bank, Ms. Smith held various human resources positions with Old Kent Bank, and with Heritage Bank and its successor, First Midwest Bank.

Donald F. Stelter. Age 53. Mr. Stelter has served as the Executive Vice President of the General Services Division of the Bank since 2001, and was the Senior Vice President of the General Services Division of the Bank from 2000 to 2001. Mr. Stelter held various positions with Financial Properties, Inc., a former subsidiary of the Bank, between 1987 and 2001, and served as its Senior Vice President from 1996 to 2001. Mr. Stelter is also the President of BF Asset Recovery Corporation, a special asset holding subsidiary of the Bank.

Thad F. Stewart. Age 44. Mr. Stewart has served as the Executive Vice President of the Internal Audit Division of the Company since its formation in 2004, of the Bank since 2001, and of BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 2001 to 2005. He was the Senior Vice President of the Internal Audit Division of the Bank from 1997 to 2001, and of BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2001. Prior to joining the Bank, Mr. Stewart was an internal audit officer with several Chicago area financial institutions.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 18, 2006, certain information as to the beneficial ownership of shares of the Company’s common stock by: (i) those persons or entities known by the Company to beneficially own more than 5% of the Company’s outstanding shares of common stock; (ii) each director and nominee for election as director; (iii) each executive officer of the Company and/or the Bank; and (iv) all directors and executive officers of the Company and the Bank as a group. The address for each person listed below is: c/o BankFinancial Corporation, 15W060 North Frontage Road, Burr Ridge, Illinois 60527. An asterisk denotes beneficial ownership of less than one percent.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	2,025,200		8.28%
Oz Management, L.L.C. 9 West 57th Street, 39th Floor New York, New York 10019	2,019,749		8.25
BankFinancial, F.S.B. Employee Stock Ownership Plan Trust 2321 Kochs Lane Quincy, Illinois 62305	1,957,300		8.00
Directors and Nominees
Patrick I. Hartnett	5,000	(1)	*
Sherwin R. Koopmans	20,000		*
Terry R. Wells	12,000		*
John M. Hausmann	15,000		*
F. Morgan Gasior	52,617	(2)	*
Joseph A. Schudt	41,022	(3)	*
Glen R. Wherfel	25,000	(4)	*
Executive Officers of the Company and/or the Bank:
James J. Brennan	53,909	(5)	*
Paul A. Cloutier	50,629	(6)	*
Robert O’Shaughnessy	45,263	(7)	*
Patricia M. Smith	6,237	(8)	*
Thad F. Stewart	1,968	(9)	*
Christa N. Calabrese	6,729	(10)	*
Gregg T. Adams	12,295	(11)	*
Mark W. Collins	26,447	(12)	*
Donald F. Stelter	16,842	(13)	*
All Directors and Executive Officers as a Group (16 persons)	390,958		1.60%

(1)	All of such shares are held by a profit sharing plan.
(2)	Includes 9,488 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 629 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan. Also includes 22,500 held in trust for Mr. Gasior’s spouse and 2,500 shares held by Mr. Gasior’s spouse’s individual retirement account. Mr. Gasior disclaims beneficial ownership of these 25,000 shares.
(3)	Includes 11,969 shares held in trust and 23,621 shares held by an individual retirement account. Also includes 5,432 shares held by Mr. Schudt’s spouse’s individual retirement account; Mr. Schudt disclaims beneficial ownership of these shares.
(4)	All of such shares are held in trust.
(5)	Includes 52,980 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 629 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan. Also includes 300 shares held by Mr. Brennan’s spouse; Mr. Brennan disclaims beneficial ownership of these shares.
(6)	Includes 629 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(7)	Includes 14,328 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 629 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(8)	Represents 5,791 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 446 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(9)	Represents 1,505 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 463 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(10)	Represents 6,100 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 629 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(11)	Represents 11,666 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 629 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(12)	Represents 25,892 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 555 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(13)	Includes 16,148 shares held by the BankFinancial and Subsidiaries Associate Investment Plan and 594 shares held by the BankFinancial, F.S.B. Employee Stock Ownership Plan. Also includes 100 shares owned by Mr. Stelter’s daughter.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors, and beneficial owners of greater than 10% of the outstanding shares of our common stock, are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2005, no executive officer, director or 10% beneficial owner of shares of our common stock failed to file any required ownership report on a timely basis.

CODE OF ETHICS

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. A copy of our Code of Ethics was previously filed as Exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2005. We have also adopted a Code of Business Conduct, pursuant to Nasdaq requirements, that applies generally to our directors, officers, and employees.

BOARD COMMITTEE REPORTS, POLICIES AND PROCEDURES

Meetings and Committees of the Board of Directors

Board of Directors and Committees. The business of the Company is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors, as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, meet in executive sessions. The standing committees of the Board of Directors of the Company are the Executive, Audit, Corporate Governance and Nominating, and Human Resources Committees. During the year ended December 31, 2005, the Board of Directors of the Company met concurrently with the Board of Directors of the Bank at 12 regular meetings and one special meeting, and the Boards of Directors of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, participated in five of those regular meetings. No member of the Board of Directors or any Board committee attended less than 75% of these meetings.

Executive Committee. The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board of Directors, subject to certain limitations contained in the Bylaws of the Company. Messrs. Gasior (Chairman), Hausmann, Hartnett and Schudt serve as members of the Executive Committee of both the Company and the Bank. The Executive Committee of the Bank met 14 times, and the Executive Committee of the Company did not meet, during the year ended December 31, 2005.

Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. As more fully described in the Audit Committee Charter, the Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company’s independent registered public accounting firm the systems of internal control, and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. Messrs. Hausmann (Chairman), Wells and Koopmans serve as members of the Audit Committee and each is an “independent” director as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Board of Directors has determined that Messrs. Hausmann and Koopmans both qualify as an “audit committee financial expert” as currently defined in the regulations of the Securities and Exchange Commission. During the year ended December 31, 2005, the Audit Committee of the Company met concurrently with the Audit Committee of the Bank at seven meetings, and the Audit Committees of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, participated in three of those meetings.

Corporate Governance and Nominating Committee. The Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is attached as Appendix B to this Proxy Statement. The Corporate Governance and Nominating Committee consists, at any point in time, of all of the directors of the Company who qualify as “independent” in accordance with the listing standards of the National

Association of Securities Dealers, except that no director may serve on the Corporate Governance and Nominating Committee at any meeting at which he or she has been or is seeking to be proposed as a nominee. At December 31, 2005, Messrs. Hausmann and Schudt qualified for membership on the Corporate Governance and Nominating Committee with respect to matters involving the Annual Meeting. Director Wherfel qualified for membership on the Corporate Governance and Nominating Committee with respect to matters involving the Annual Meeting when he was appointed to the Board of Directors on May 18, 2006. The Annual Meeting is the Company’s first annual meeting of stockholders, and thus the Corporate Governance and Nominating Committee did not meet during the year ended December 31, 2005.

The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors who are willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If vacancies on the Board of Directors arise, or if a current director is not nominated for re-election, the Corporate Governance and Nominating Committee will determine the desired skills and experience desired of a new nominee, solicit suggestions for director candidates from all members of the Board of Directors, and may engage in other search activities. During the year ended December 31, 2005, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for director.

Candidates for a directorship should possess specific attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of the Company, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate’s qualifications in light of the above attributes, the Corporate Governance and Nominating Committee would also consider the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; and the ability to develop business for the Company and its subsidiaries.

The Company’s Bylaws also establish specific qualifications for directors, and provide that no person who is seventy-five (75) years of age or above shall be eligible for election to the Board of Directors, and that each director must be a stockholder of the Company.

The Corporate Governance and Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders may suggest a qualified candidate for director by writing to BankFinancial Corporation, 15W060 North Frontage Road, Burr Ridge, Illinois 60527, Attention: James J. Brennan, Secretary, and providing the information described above concerning the suggested candidate. A suggestion made to the Company’s Secretary concerning a potential candidate for a directorship will not constitute a nomination of the suggested candidate for election as a director. All nominations of candidates for election as a director must strictly comply with the applicable requirements and time limits summarized below in “Advance Notice of Business to Be Conducted at an Annual Meeting.”

Human Resources Committee. The Human Resources Committee reviews and approves executive compensation, benefit plans, incentive compensation plans and employment agreements, and makes recommendations with respect to those matters to the Board of Directors. Messrs. Schudt (Chairman), Hausmann, Koopmans and Wells serve as members of the Human Resources Committee. Each member of the Human Resources Committee is “independent” in accordance with Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Human Resources Committee of the Company did not meet during the year ended December 31, 2005 because the annual performance and compensation reviews for 2005 were conducted before we completed our mutual-to-stock conversion and before the Company began to conduct business. The Human Resources Committee of the Bank and the Company’s predecessors, BankFinancial MHC, Inc. and BankFinancial Corporation, a federal corporation, met three times during the year ended December 31, 2005.

AUDIT COMMITTEE REPORT

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed under such Acts.

In accordance with the applicable rules of the Securities and Exchange Commission, the Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2005;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

•	Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

This report has been provided and is respectfully submitted by the Audit Committee:

John M. Hausmann, C.P.A.                     Terry R. Wells                     Sherwin R. Koopmans

Compensation Committee Interlocks and Insider Participation

Mr. F. Morgan Gasior is the only director of the Company and the Bank who is also an executive officer of the Company and/or the Bank. Mr. Gasior does not participate in the decisions of the Boards of Directors of the Company or the Bank or their respective Human Resources Committees concerning his compensation. No executive officer of the Company or the Bank has served on the board of directors or on the compensation committee of any other entity that had an executive officer serving on the Company’s Board of Directors or Human Resources Committee.

HUMAN RESOURCES COMMITTEE REPORT

The report of the Human Resources Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Company is required by the rules of the Securities and Exchange Commission to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and its other executive officers. The disclosure requirements include a report explaining the rationale for and considerations that led to fundamental executive compensation decisions. In fulfillment of this requirement, the Human Resources Committee of the Board of Directors of the Company has prepared the following report for inclusion in this Proxy Statement.

Role of the Committee

Pursuant to its Charter, the Human Resources Committee is directly responsible for the execution of the Board of Directors’ responsibilities with respect to compensation, performance evaluation and succession planning for the Company’s Chief Executive Officer and other executive officers. The Human Resources Committee is also responsible for the submission of an annual report on executive compensation to the Board of Directors for inclusion into the Company’s annual proxy statement. The Human Resources Committee consists of four directors, all of whom meet the independence requirements established by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

Compensation Principles and Practices

General Principles. The executive compensation programs of the Company and the Bank are designed to attract, retain and motivate highly qualified and talented executive officers, and to promote and reward the achievement of the strategic, management and financial objectives that are set forth in the Business Plan that the Boards of Directors of the Company and the Bank adopt each year.

Business Plan Objectives. The Boards of Directors of the Company and the Bank periodically conduct a review of current and anticipated business conditions in the context of the Bank’s financial and competitive position. The review period typically includes at least the previous two fiscal years and up to five years prospectively. In connection with this review, management submits a Business Plan to the Board of Directors that proposes strategic, financial and management objectives for the period covered, using multiple scenarios in response to a variety of stated assumptions. The Board of Directors then evaluates the proposed Business Plan, and modifies its provisions to the extent it deems appropriate. The Business Plan is updated periodically throughout the year to respond to changing circumstances and conditions.

Performance Reviews. Management reports to the Board of Directors at least annually on its progress in achieving the strategic, financial and management objectives established by the Business Plan. The Board of Directors then considers the overall performance of the Company and its executive officers in the context of these objectives, weighing numerous factors and conditions within and outside of management’s control. Following this review, the Human Resources Committee reviews current and proposed compensation levels for the Chief Executive Officer and all other executive officers, and submits its conclusions to the Board of Directors for consideration and ratification.

Information Resources. In reviewing current and proposed compensation levels for executive officers, the Human Resources Committee considers the organizational structure and composition of the Company and the Bank, external information from public sources on peer and competitor compensation practices and levels, and other information it deems relevant to its responsibilities. The Human Resources Committee has not engaged an independent compensation consultant because it believes that it currently has sufficient information from external, independent public sources to execute its responsibilities.

Components of Executive Compensation

General. All executive officers of the Company, including the Chief Executive Officer, are currently executive officers of the Bank. The Company does not separately compensate its executive officers. The compensation that the Bank pays to its executive officers, however, is taken into account in establishing the inter-company expense allocations that the Company pays to the Bank. Prior to our mutual-to-stock conversion, the Bank’s compensation programs involved only cash compensation consisting of base salary, incentive compensation, and traditional employee benefits. In connection with the mutual-to-stock conversion, the Bank established an employee stock ownership plan.

Base Salary. Generally, base salary levels are established based on job descriptions and responsibilities either temporary or permanent in nature (including any revisions or proposed revisions thereto), competitive conditions and general economic trends in the context of the Bank’s financial and franchise condition and performance.

Cash Incentive Compensation. Cash incentive compensation reflects the relative achievement of the strategic, financial and management objectives established by the Business Plan, together with management’s responses to unforeseen circumstances or conditions that materially differ from those originally assumed. Cash incentive compensation is generally established as a range of possible awards based on a percentage of base salary. Other factors considered in establishing cash incentive compensation include recent changes or proposed changes to base salary or other compensation elements, as well as competitive considerations.

Equity Compensation. The Board of Directors and the Human Resources Committee believe that the establishment of an equity incentive plan would provide an important new tool for promoting the long-term financial success of the Company and its subsidiaries by providing additional means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of the Company’s stockholders. Consequently, the Board of Directors has adopted, and the stockholders of the Company are being requested to approve, the 2006 Equity Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix C. If the 2006 Equity Incentive Plan is approved by the Company’s stockholders at the Annual Meeting, the Board of Directors expects that the Human Resources Committee will incorporate its components into future executive compensation assessments and conclusions.

Conclusions for Year Ended December 31, 2005

Chief Executive Officer. The Human Resources Committee reviewed the Chief Executive Officer’s performance in 2005 in the context of the approved Business Plan and the extent to which established strategic, financial and management objectives were realized. The Human Resources Committee also evaluated the overall state of the Company’s franchise and its strategic position, capabilities and direction consistent with the Chief Executive Officer’s execution of his leadership and planning responsibilities. At a meeting attended solely by Human Resources Committee members, the Human Resources Committee determined that the Chief Executive Officer generally performed at the higher end of the expectations of the Board of Directors in 2005. The Human Resources Committee noted specifically that the conduct and successful results of the mutual-to-stock conversion and the establishment of functions related to publicly-traded status (such as Securities and Exchange Commission reporting and investor relations) were all accomplished appropriately. Further, the Company’s acquisition of University National Bank was a positive development for the deployment of excess capital, as was the prompt execution of marketing strategies designed to increase earnings by deploying excess liquidity into loans meeting the Bank’s historical loan underwriting strategies. In each case, these developments occurred sooner than originally planned. The Human Resources Committee also noted that management’s focus on revenue and net interest margin growth through cross-selling continued to accelerate during 2005 due to the Chief Executive Officer’s continued emphasis of these issues. Finally, the Human Resources Committee noted that the internal control environment enhancements also progressed ahead of schedule in 2005 as the entire organization prepared for the full implementation in 2006 of the requirements of the Sarbanes-Oxley Act of 2002. In consideration of the foregoing, the Human Resources Committee concluded that the Chief Executive Officer should receive a cash incentive compensation award for 2005, and a modest increase to base salary consistent with general economic conditions and trends.

Other Executive Officers. The Chief Executive Officer submitted performance review information for the other executive officers of the Company, together with current and proposed base salary and cash incentive compensation recommendations. At a meeting attended solely by Human Resources Committee members, the Human Resources Committee reviewed the information provided by the Chief Executive Officer. The Committee determined that certain revisions (generally minor in nature) to the recommendations were appropriate and directed the Chief Executive Officer to implement the recommendations as revised.

Management Sufficiency. The Human Resources Committee has determined that the Bank’s overall management structure, composition and depth are appropriate at this time. The Human Resources Committee believes that the Chief Executive Officer and the other executive officers continued to develop the depth of the organization in preparation for the full implementation of the requirements of the Sarbanes-Oxley Act of 2002 and the risks of growth by acquisition and expansion, although this level of preparation had negative effects on the Company’s efficiency ratio. In particular, management’s simultaneous successful execution of multiple growth strategies following the mutual-to-stock conversion evidenced the existing level of management depth and preparation. The Human Resources Committee believes that the Company is increasingly well prepared to execute its growth strategy as opportunities arise, and that the combined effect of balance sheet growth and reasonable cost savings within each acquisition create a potential for future improvements in the Company’s efficiency ratio.

Emerging Issues

Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the tax deduction to $1 million for compensation (other than “performance-based compensation”) paid to certain executive officers of public companies. The limitations on the deductibility of executive compensation imposed under Section 162(m) did not affect the Company during 2005 because the compensation paid to the Company’s executive officers in 2005 did not exceed these limitations. The 2006 Equity Incentive Plan provides the Human Resources Committee with flexibility to address issues that may arise under Section 162(m), and contains provisions that could be utilized to reduce or prevent its potential adverse effects. The Human Resources Committee intends to continue to evaluate the potential adverse impact that Section 162(m) could have on the Company in the future.

American Jobs Creation Act of 2004. The Human Resources Committee has monitored regulatory developments under Section 409A of the Code, which was enacted as part of the American Jobs Creation Act of 2004 and deals with specific tax rules for non-qualified deferred compensation plans. The Company intends to amend and restate its non-qualified deferred compensation plan prior to the expiration of the Section 409A transition period on December 31, 2006 to the extent necessary to ensure compliance with Section 409A. In addition, the Company also revised certain payment provisions in its employment agreements with certain officers to address potential issues that could arise under the transitional guidance that has been issued with respect to Section 409A. The 2006 Equity Incentive Plan provides the Human Resources Committee with flexibility to address issues that may arise under Section 409A, and contains provisions that could be utilized to reduce or prevent its potential adverse effects. The Human Resources Committee intends to continue to evaluate the potential adverse impact that Section 409A could have on the Company in the future.

Other Taxation Issues. The Human Resources Committee believes that, as the Company’s compensation structures become more complex, the effects of the alternative minimum tax and other taxation issues could affect the net intended effect of the Company’s compensation plans. Although no specific action is warranted at this time, the Human Resources Committee intends to monitor the effects of the alternative minimum tax and other taxation issues on the Company and its directors, officers and associates when evaluating various compensation principles, practices and plans.

Accounting for Stock-Based Compensation. The Financial Accounting Standards Board has adopted Statement of Financial Accounting Standards 123R (“SFAS 123R”), which requires companies to record the compensation cost for stock options and stock-settled stock appreciation rights that are provided to employees in return for employment service. The cost is measured at the fair value of the options or stock appreciation rights when granted, and this cost is expensed over the employment service period, which is normally the vesting period. SFAS 123R applies to awards granted or modified in years beginning in 2006 and thus will apply to certain awards under the 2006 Equity Incentive Plan, if approved. The Human Resources Committee has evaluated, and intends to continue to evaluate, the potential adverse impact of SFAS 123R on future compensation expense.

Suitability of Human Resources Committee Charter

The Human Resources Committee believes that its current Charter is suitable for the execution of the Board’s responsibilities on the subject matters covered by the Charter. The Committee also believes that it has sufficient legal, accounting and other resources (both external and internal) available to it for the proper execution of its assigned responsibilities.

This report has been provided and is respectfully submitted by the Human Resources Committee:

Joseph A. Schudt                     John M. Hausmann, C.P.A.                     Sherwin R. Koopmans                     Terry R. Wells

Attendance at Annual Meetings of Stockholders

Although the Company does not have a formal written policy regarding director attendance at annual meetings of stockholders, directors are requested to attend these meetings absent unavoidable scheduling conflicts. The Company’s 2005 annual meeting occurred before we completed our mutual-to-stock conversion and before the Company began to conduct business. Consequently, all necessary corporate actions were taken by unanimous written consents and no annual meting of stockholders was held in 2005.

Compensation of Directors

Directors’ Fees. All directors of the Company are currently directors of the Bank. The Bank pays fees to its directors for their service as directors and as members and chairpersons of committees of the Board of Directors. Except for Director Koopmans, who receives a fee of $800 per quarter from the Company for serving on the Company’s Audit Committee, the Company does not separately compensate the members of its Board of Directors and Board committees. The fees that the Bank pays to its directors, however, are taken into account in establishing the inter-company expense allocations that the Company pays to the Bank. Except for Mr. Gasior, who receives no fees for serving as a director, committee chairperson or committee member, the directors of the Bank receive an annual fee of $24,000 for preparing for and attending meetings of the Board of Directors of the Bank. Members of the Executive Committee of the Bank receive an additional fee of $800 per month for performing Executive Committee functions. The chairpersons of the Bank’s Audit Committee, Asset Quality Committee and Asset Liability Management Committee each receive an additional fee of $1,000 per quarter, and the other members of each of these committees receive an additional fee of $800 per quarter, for performing committee functions. The Bank also partially reimburses Director Koopmans’ travel expenses for attending Board of Directors meetings.

Deferred Compensation Plan. The Bank maintains a deferred compensation plan for the benefit of directors and certain senior executive officers designated to participate in the plan. Participation in the plan is voluntary, and those who elect to participate in the plan do not receive any compensation beyond the compensation they would have received had they not participated in the plan. At December 31, 2005, there was one participant in the plan. Under the plan, a participant may defer any whole percentage up to 100% of his or her salary, bonus and/or incentive compensation, a stated dollar amount of his or her bonus and/or incentive compensation, or all of his or her bonus and/or incentive compensation in excess of a stated dollar amount. A director may elect to defer any whole percentage up to 100% of his or her director fees, a stated dollar amount of his or her director fees, or all of his or her director fees in excess of a stated dollar amount. Deferrals under the plan will be credited to a deferral account for the participant. Deferral elections must be made during the 90-day period preceding the first day of the plan year in which the salary, bonus, incentive compensation and/or director fees would otherwise be paid in cash. Individuals who become participants during a plan year may make deferral elections with respect to future salary, director fees, bonus and incentive compensation within 30 days of becoming a participant. Participants may elect to increase, decrease or cease deferral elections with respect to future salary, director fees, bonus and incentive compensation at any time during the plan year. Deferrals will be suspended in the event a participant receives a hardship distribution or a distribution on account of an unforeseeable emergency. For purposes of determining income (or loss) on a participant’s account, a participant’s account will be deemed invested through a self-directed brokerage account in publicly traded mutual funds or cash as the participant may direct. A participant will be fully vested in his or her deferral account at all times. At the participant’s election, benefits under the plan may be paid in a lump sum or in annual installments. In the event the balance of a participant’s account is less than $10,000, then notwithstanding a participant’s election to the contrary, the participant’s account will be distributed in a lump sum. In the event the amount of any annual installment payable to a participant or beneficiary is less than $5,000, each annual installment amount will be $5,000 until the account is exhausted or the rule governing account balances of less than $10,000 takes effect. The Bank intends to amend and restate the deferred compensation plan prior to the expiration of the Section 409A of the Internal Revenue Code transition period on December 31, 2006, to the extent necessary to ensure compliance with Section 409A’s requirements.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to the Board of Directors or the individual director c/o, BankFinancial Corporation, 15W060 North Frontage Road, Burr Ridge, Illinois 60527, Attention: James J. Brennan, Secretary. Each communication received will be reviewed by the Secretary and distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communication. The Secretary may attempt to handle an inquiry directly or forward a communication to another employee of the Company for response. The Secretary also has the authority not to forward a communication to the Board of Directors or an individual director if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth for the year ended December 31, 2005, certain information as to the total remuneration paid to our Chief Executive Officer, and to our other four most highly compensated executive officers for the year ended December 31, 2005 who received total annual compensation in excess of $100,000 (each a “Named Executive Officer”, and together, “Named Executive Officers”).

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year Ended 12/31 (1)	Salary	Bonus (2)	Other Annual Compensation		Restricted Stock Awards	Options/ SARS (#)	LTIP Payouts	All Other Compensation (3)
F. Morgan Gasior Chairman of the Board, Chief Executive Officer and President	2005	$382,212	$65,156	See Note	(4)	$—	—	$—	$19,735

James J. Brennan Executive Vice President, Corporate Secretary and General Counsel	2005	$285,385	$58,000	See Note	(4)	$—	—	$—	$19,735

Paul A. Cloutier Executive Vice President and Chief Financial Officer	2005	$238,500	$42,228	$84,310 See Note	(4)	$—	—	$—	$19,735

Robert O’Shaughnessy Executive Vice President and Chief Credit Officer	2005	$243,846	$48,000	See Note	(4)	$—	—	$—	$19,735

Christa N. Calabrese Regional President	2005	$208,731	$37,500	See Note	(4)	$—	—	$—	$19,735

(1)	Summary compensation information is excluded for the years ended December 31, 2004 and 2003, as BankFinancial Corporation was not a public company during those periods.
(2)	Includes cash bonuses awarded on August 5, 2005, as described in the Company’s Current Report on Form 8-K dated August 9, 2005, and on March 3, 2006, as described in the Company’s Current Report on Form 8-K dated March 6, 2006.
(3)	Represents the Bank’s aggregate contributions pursuant to the BankFinancial and Subsidiaries Associate Investment Plan and the BankFinancial, F.S.B. Employee Stock Ownership Plan.
(4)	The Bank provides the Named Executive Officers with a car or a car allowance, and certain other personal benefits, and also reimburses Messrs. Gasior, Brennan and Cloutier for club membership dues in accordance with their employment agreements with the Bank. Except for Mr. Cloutier, the aggregate value of such personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported. In 2005, the car allowance, a reimbursement for a club admission fee in the amount of $55,955, club membership dues and certain other personal benefits provided to Mr. Cloutier exceeded 10% of the total annual salary and bonus reported for him. A portion of the club admission fee may be recoverable by the Bank under certain events pursuant to the terms of the Bank’s employment agreement with Mr. Cloutier.

Employment Agreements. The Bank entered into employment agreements with each of Messrs. Gasior, Brennan, Cloutier and O’Shaughnessy in 2003. In addition, in August 2004, following the expiration of an employment agreement that Ms. Calabrese had entered into with Success National Bank prior to its acquisition by the Company, the Bank entered into a new employment agreement with Ms. Calabrese that is substantially similar to the employment agreements for the above four Named Executive Officers. These employment agreements were filed as Exhibits 10.3 through 10.7 to the Company’s Registration Statement on Form S-1 (File Number 333-119217), originally filed with the Securities and Exchange Commission on September 23, 2004. Each employment agreement has an initial term of 36 months, and the term may be extended annually for an additional year at the discretion of the Board of Directors so that the remaining term will be 36 months. On April 26, 2006, the Board of Directors of the Bank extended the terms of the Bank employment agreements with the above five Named Executive Officers through March 31, 2009.

Under the Bank employment agreements, the Bank will pay the Named Executive Officers the base salary reflected in the payroll records, subject to discretionary increases by the Board of Directors. The 2006 base salary for Messrs. Gasior, Brennan, Cloutier and O’Shaughnessy is $395,906, $295,610, $247,046 and $252,350, respectively, and for Ms. Calabrese the 2006 base salary is $216,300. The employment agreements provide that the base salary may be increased but not decreased. The employment agreements also provide that the Named Executive Officer is entitled to an automobile or an automobile allowance, the payment of designated club dues and to participate with other executive officers in incentive compensation and discretionary bonuses declared by the Board. In addition to base salary and bonus, the employment agreements provide for, among other things, participation in a Section 125 cafeteria plan, group medical, dental, vision, disability and life insurance plans, referred to as the core plans, 401(k) plan and other employee and fringe benefits applicable to executive personnel.

During the employment period, each Named Executive Officer is provided with a supplemental disability insurance policy that pays 60% of base salary for the remaining term of the agreement in the event the executive officer is terminated due to disability. If a Named Executive Officer becomes disabled, his or her base salary will be reduced proportionately by the disability payments made under the disability policy and under the federal social security system. Each Named Executive Officer is responsible for paying the premiums but receives an annual allowance in an amount sufficient, on an after-tax basis, to equal the premium payments. In the event of termination of employment due to disability, the Named Executive Officer will be entitled to his or her earned salary, the prorated annual average of any cash incentive compensation and bonus that the executive officer received during the preceding two fiscal years, referred to as prorated incentive compensation, the prorated employer matching 401(k) plan contribution that the executive officer would be entitled to receive for the current year, referred to as accrued plan contribution, the base salary he or she would have received from the effective date of termination through the date the employment period would have expired if his or her employment had not sooner terminated due to disability, which will be reduced on a dollar for dollar basis by the disability insurance and federal social security disability payments referenced above, and continued coverage under the core plans through the date the employment period would have expired, subject to the executive officer’s continued payment of the costs and contributions for which he or she is responsible.

In addition to the life insurance benefits provided to regular full-time employees, a supplemental life insurance policy has been provided to each insurable Named Executive Officer in an amount not less than three times the Named Executive Officer’s base salary. The Named Executive Officer is the owner of the policy and receives an annual allowance sufficient to cover the cost of such insurance. In the event of an executive officer’s death during the term of the employment agreement, any base salary payments required of the Bank upon the death will, assuming a supplemental life insurance policy has been obtained, be reduced on a dollar for dollar basis by the payments to the executive officer’s designated beneficiary under the supplemental insurance policies. If a supplemental life insurance policy on the executive’s life has not been obtained, such payments will be made by the Bank in accordance with the employment agreement. The agreements provide for termination for cause at any time. In the event of termination for cause, the Named Executive Officer will only receive the unpaid balance of his or her base salary, referred to as earned salary, through the effective date of termination of employment.

In the event the executive officer’s employment is terminated due to death, his or her surviving spouse and minor children, if any, will be entitled to the same coverage under the core plans that the Named Executive Officer would have been provided if his or her employment had terminated due to disability. In addition, the Named Executive Officer’s estate or trust, as applicable, will be entitled to the base salary the Named Executive Officer would have been paid through the date the employment period would have expired if the executive officer’s employment had not been sooner terminated due to death. If a supplemental life insurance policy has been obtained on the life of the Named Executive Officer, the Bank’s obligation to make such payments will be reduced on a dollar for dollar basis by the death benefits payments under the supplemental life insurance policy purchased for each executive officer. Except with respect to coverage under the core plans, the Bank will generally have no obligation to pay or provide a Named Executive Officer’s estate, surviving spouse, or minor children with any other compensation or benefits on account of the Named Executive Officer’s death.

In the event the Named Executive Officer’s employment is terminated without cause by the Bank, the Bank will pay the Named Executive Officer his or her earned salary, prorated incentive compensation, accrued plan contribution, continued coverage under the core plans for 36 months, subject to the executive officer’s payment of costs and contributions for which he or she is responsible, and an amount equal to three times his or her average annual compensation. Payment of benefits will be made in installments over 36 months; however, the Bank has the right to elect to make a discounted lump sum payment unless the payment is deemed to be subject to Section 409A of the Internal Revenue Code, in which case such right will not exist.

Under the employment agreements, the Named Executive Officer may terminate his or her employment for good reason by giving notice within 60 days after the event giving rise to the right to terminate employment. “Good reason” generally includes our (i) decision not to re-elect or failure to re-elect the Named Executive Officer to his or her present position; (ii) failure to extend the Named Executive Officer’s employment period on the anniversary date for an additional year so that the remaining term of the employment agreement will be 36 months; (iii) relocation of the Named Executive Officer’s principal place of employment by more than a specified distance; (iv) reduction in the Named Executive Officer’s base salary or a material reduction in benefits to which the executive officer is entitled; (v) liquidation or dissolution of the Bank or the Company; and (vi) material uncured breach of the employment agreement. With respect to Mr. Gasior’s employment agreement, “good reason” also includes the failure to elect or re-elect him as Chairman of the Board of the Bank, a change in the composition of the board of directors of the Bank such that the current directors no longer constitute a majority of the board other than in certain circumstances where the new board is nominated or appointed by the existing board, or a significant reduction in the scope of his duties, powers, privileges, authority or responsibilities. Mr. Gasior’s employment agreement also provides that, during the term of the employment agreement, the Board of Directors of the Bank will appoint him as the President and Chief Executive Officer of the Bank, and will appoint him as the Chairman of the Board of the Bank at all times during which he is a director of the Bank. In the event a Named Executive Officer’s employment is terminated for good reason, he or she will receive the same amounts and the same coverage under the core plans that he or she would have received if his employment had been terminated without cause. A Named Executive Officer who terminates his or her employment by resignation other than due to good reason will only be entitled to his or her earned salary through the date of termination.

The Named Executive Officer is required under the employment agreement to execute a general release in consideration for any severance amounts. The Named Executive Officer also agrees not to compete with the Bank or its affiliates for six months after termination or during the period that severance amounts are paid, if longer. In addition, the Named Executive Officer agrees not to solicit our customers, their business or our employees for 18 months, which may be reduced in certain circumstances. Payment of benefits under the employment agreements may be made in installments, or if the payment is not deemed to be subject to Section 409A of the Internal Revenue Code, in a lump sum discounted to present value in the case of future cash payments, as determined by the Bank. Benefits under the Bank agreement may be reduced to avoid constituting an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended.

The Bank has also entered into employment agreements with 11 other officers, and our subsidiary Financial Assurance Services has entered into an employment agreement with one of its officers. Each Bank employment agreement has a term of 24 months and on the anniversary date thereof can be extended for an additional 12 months so that the remaining term will be 24 months. Each such agreement contains substantially similar terms to the employment agreements described above except for the term of coverage. In addition, the failure to extend the officer’s employment period on the anniversary date for an additional year will not constitute good reason for an officer to terminate and receive payment under the employment agreement. If the officer is terminated due to disability, the Bank will pay the officer his or her earned salary, accrued plan contribution, base salary through the remainder of the employment period, subject to reduction for payments under the supplemental disability insurance policy acquired pursuant to the employment agreement and for federal social security disability payments, and coverage under the core plans through the remainder of the employment period. Similarly, if the officer’s termination is due to the officer’s death, the Bank will make the same payments to his surviving spouse and minor children, if any, including coverage under the core plans, as described above, for the remainder of the two year employment period; however, our obligation to make continuing base salary payments will be wholly offset by the death benefit payments made under any supplemental life insurance policy that was acquired or caused to be acquired by the Bank, or its subsidiary Financial Assurance Services, as applicable. If the officer is terminated without cause or in the event the officer voluntarily terminates for good reason, the Bank will pay the officer the same compensation that would be provided in the event of termination due to disability, including continued coverage under the core plans for the remainder of the employment period. Under these employment agreements, in the event of termination for cause, the Bank will pay the officer his or her earned salary through the effective date of termination of employment. We may enter into additional employment agreements in the future, depending on our growth, any acquisitions that we may complete and promotions of our employees, among other factors. The Bank employment agreements provide the covered officers with indemnification to the maximum extent permitted under federal law.

The Company intends to enter into separate employment agreements with Messrs. Gasior, Brennan, Cloutier and O’Shaughnessy during 2006. The Human Resources Committee has not finalized the form of these employment agreements. Should the Company enter into separate employment agreements with these individuals, the agreements will be filed in accordance with applicable Securities and Exchange Commission rules and regulations.

Employee Stock Ownership Plan and Trust. The Bank implemented an employee stock ownership plan in connection with our mutual-to-stock conversion, effective as of January 1, 2004. Employees with at least one year of employment with the Bank are eligible to participate. As part of the mutual-to-stock conversion, the employee stock ownership plan trust borrowed funds from the Company and used those funds to purchase 1,957,300 shares of common stock. The shares of common stock purchased by the employee stock ownership plan are the collateral for the loan. The loan will be repaid principally from the Bank through discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan will be equal to the prime rate plus 100 basis points, adjustable every five years. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become fully vested upon completion of five years of credited service, with credit given to participants for years of credited service with the Bank prior to the adoption of the plan. A participant’s interest in his account under the plan also fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of shares of common stock and/or cash. The Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. We recorded compensation expenses of $718,000 for the year ended December 31, 2005 in connection with the employee stock ownership plan, and $10,000 for the year ended December 31, 2004. The employee stock ownership plan will terminate in the event of a change in control.

Other Equity Compensation Plans. The Company does not currently have any equity compensation programs other than its employee stock ownership plan. The Board of Directors is proposing the approval of the 2006 Equity Incentive Plan by the stockholders of the Company.

Transactions with Certain Related Persons

Neither the Bank nor the Company currently extends credit to its executive officers and directors or any organization considered to be a related interest or affiliate under applicable federal law, and no such loans were outstanding as of December 31, 2005. Patrick I. Hartnett, in addition to his duties as a director of the Bank and the Company, is a partner of the law firm of Hartnett & Hartnett, which provides legal services to the Bank, primarily in connection with mortgage foreclosures and consumer bankruptcies. Neither Mr. Hartnett nor his firm currently provides legal services to the Company. During the year ended December 31, 2005, the Bank paid Hartnett & Hartnett legal fees of $42,721. In 2006, the Board of Directors determined that, for reasons relating to director independence under applicable regulatory standards, the Bank would not engage Mr. Hartnett or his firm to represent the Bank in any new legal matters, and that their legal representation of the Bank would cease upon the completion of matters currently assigned to them.

Stock Performance Graph

We completed our mutual-to-stock conversion on June 23, 2005, in connection with which the Company sold an aggregate of 24,466,250 shares of common stock at a price of $10.00 per share. The Company’s common stock began trading on the Nasdaq National Market under the symbol “BFIN” on June 24, 2005, and the per share closing price of one share of the Company’s common stock on that date was $13.60. The following graph represents $100 invested in our common stock at the $13.60 per share closing price on June 24, 2005. The graph demonstrates comparison of the cumulative total returns for the common stock of the Company, the Russell 2000 Index, NASDAQ Bank Index and the America’s Community Bankers NASDAQ Index for the periods indicated.

There can be no assurance that our stock performance will continue in the future with the same or similar trend depicted in the graph below. We will not make or endorse any predictions as to future stock performance.

	6/24/05	12/30/05
BankFinancial Corporation	100.00	107.94
Russell 2000 Index	100.00	107.49
NASDAQ Bank Index	100.00	103.94
America’s Community Bankers NASDAQ Index	100.00	104.94

The above stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BANKFINANCIAL CORPORATION 2006 EQUITY INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve the 2006 Equity Incentive Plan. The Board of Directors of the Company has approved the 2006 Equity Incentive Plan, subject to the approval of the Company’s stockholders. A summary of the material provisions of the 2006 Equity Incentive Plan is set forth below. This summary is qualified by reference to the 2006 Equity Incentive Plan, a copy of which is attached in its entirety as Appendix C to this Proxy Statement.

Purpose

The 2006 Equity Incentive Plan has been established by the Board of Directors to:

•	promote the long-term financial success of the Company;

•	attract, retain and reward persons who can and do contribute to such success; and

•	further align the participants’ interests with those of the Company’s stockholders.

General

The 2006 Equity Incentive Plan will be administered by the Human Resources Committee, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

The 2006 Equity Incentive Plan incorporates a broad variety of cash- and equity-based incentive compensation elements to provide the Board of Directors and the Human Resources Committee with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2006 Equity Incentive Plan and stockholder interests. Key features of the 2006 Equity Incentive Plan include, except as otherwise described below, the following:

•	administration by independent directors;

•	three-year minimum vesting on restricted stock awards;

•	no repricing of awards without stockholder approval; and

•	no material amendments to the 2006 Equity Incentive Plan unless approved by the Company’s stockholders.

Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2006 Equity Incentive Plan is 3,425,275 shares of stock, of which up to 2,446,625 may be granted as stock options or stock appreciation rights (“SARs”), and of which no more than 978,650 shares of stock will be granted as an award type other than a stock option or SAR. To the extent that any shares of stock covered by an award (including stock awards) under the 2006 Equity Incentive Plan are forfeited or are not delivered for any reason, including because the award is forfeited, canceled or settled in cash, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2006 Equity Incentive Plan.

The 2006 Equity Incentive Plan’s effective date is June 27, 2006 subject to approval by the Company’s stockholders, and if approved, it will continue in effect until terminated by the Board of Directors; provided, however, that no awards may be granted under the 2006 Equity Incentive Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date shall remain subject to the terms of the 2006 Equity Incentive Plan.

The following additional limits apply to awards under the 2006 Equity Incentive Plan. Although the award limits that the Office of Thrift Supervision (“OTS”) applies to certain converting institutions will not be applicable to the 2006 Equity Incentive Plan, the Board of Directors based the additional limits set forth below on the OTS award limits because it believes they provide appropriate guidance:

•	the maximum number of shares of stock that may be covered by options or SARs that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 600,000 shares;

•	the maximum number of shares of stock that may be stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 240,000 shares;

•	the maximum amount of cash incentive awards or cash settled stock awards that are intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $500,000; and

•	the maximum number of shares of stock that may be covered by an option or SAR to a non-employee director during any calendar year is 120,000 shares, and the maximum stock awards that may be granted to a non-employee director in any calendar year is 48,000 shares of stock. In addition, the maximum number of shares of stock that may be covered by an option or SAR to all non-employee directors in office on the effective date of the 2006 Equity Incentive Plan as a group during any calendar year is 733,000 shares, and the maximum stock awards that may be granted to all non-employee directors in office on the effective date of the 2006 Equity Incentive Plan as a group during any calendar year is 293,000 shares of stock.

The Human Resources Committee may use shares of stock available under the 2006 Equity Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code; provided, however, that the Human Resources Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Except as otherwise provided or approved by the Human Resources Committee, awards under the 2006 Equity Incentive Plan are not transferable except as designated by the participant by will, by laws of descent and distribution or pursuant to a qualified domestic relations order. The Human Resources Committee shall have the discretion to permit other transfers of awards under the 2006 Equity Incentive Plan, provided that such transfers shall be limited to immediate family members, trusts and partnerships established for the primary benefit of such family members or to charities and provided that such transfers are not made for consideration to the participant.

Eligibility

Selected employees and directors of, and service providers to, the Company or its subsidiaries are eligible to become participants in the 2006 Equity Incentive Plan, except that non-employees may not be granted incentive stock options. As of May 12, 2006, the Company had a workforce of approximately 500 people. The Human Resources Committee or a permitted delegee will determine the specific individuals who, in the future, will be granted awards under the 2006 Equity Incentive Plan and the type and amount of any such awards. The Human Resources Committee may delegate to one or more individuals the authority to determine the type and amount of any such awards to any individuals other than Directors or executive officers, subject to such limitations on such delegated authority as the 2006 Equity Incentive Plan or Human Resources Committee may establish.

Options

The Human Resources Committee may grant an incentive stock option or non-qualified stock option to purchase stock at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of the stock at the time the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company’s stockholders or as adjusted for corporate transactions described above.

The option shall be exercisable in accordance with the terms established by the Human Resources Committee. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Human Resources Committee, the purchase price of an option shall be payable in cash, by other property deemed acceptable by the Human Resources Committee, in shares of stock (valued at fair market value as of the day of exercise), by authorizing a third party to sell shares of stock and remit a sufficient portion of the proceeds to the Company, by personal, certified or cashier’s check, or a combination thereof. The Human Resources Committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of an option as the Human Resources Committee determines to be desirable. An option shall expire no later than the seventh anniversary of the grant date.

Stock Appreciation Rights

A SAR entitles the participant to receive cash, stock or a combination thereof, equal in value to the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Human Resources Committee prior to the grant of the SAR. Except as described below, the exercise price for a SAR shall not be less than the fair market value of the stock at the time the SAR is granted. The SAR shall be exercisable in accordance with the terms established by the Human Resources Committee. The Human Resources Committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of a SAR as the Committee determines to be desirable. A SAR to be settled in shares of common stock shall be counted in full against the number of shares available for award under the 2006 Equity Incentive Plan, regardless of the number of shares issued upon settlement of the SAR. A SAR shall expire no later than the seventh anniversary of the grant date.

Stock Awards

The following types of “stock awards” may be granted, as determined by the Human Resources Committee:

•	the Human Resources Committee may grant shares of stock that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due;

•	the Human Resources Committee may grant shares of stock that are contingent on the achievement of performance or other objectives during a specified period; and

•	the Human Resources Committee may grant shares of stock subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

With limited exceptions provided in the 2006 Equity Incentive Plan, stock awards that are conditioned on a specified period of service, without other conditions, will require a minimum of three years of service prior to full vesting of such award and, generally, one year for awards to directors. Stock awards may be granted in the form of bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units or any other equity-based award as determined by the Human Resources Committee. Any such stock awards will be subject to such conditions, restrictions and contingencies as the Human Resources Committee determines.

Cash Incentive Awards

A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the Human Resources Committee. The Human Resources Committee may grant cash incentive awards (including the right to receive payment of cash or stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant’s performance objectives over a specified period established by the Human Resources Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Human Resources Committee.

Forfeiture

Unless specifically provided to the contrary in the applicable Award Agreement, if an employee or non-employee director is terminated for cause, any outstanding award held by such employee or non-employee director shall be forfeited immediately and such participant will have no further rights under the award.

Performance Features

Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Human Resources Committee may designate whether any stock options, SARs, stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following Company, subsidiary, operating unit or division performance measures, as selected by the Human Resources Committee: earnings, capital, increase in revenue, financial return ratios, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, gross premiums written, net premiums written, premiums earned, losses and loss expense, underwriting and administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, and business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Human Resources Committee may adjust performance measures after they have been set, but only to the extent the Human Resources Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Human Resources Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Change in Control

Upon the occurrence of a “Change in Control” of the Company, unless otherwise stated in an Award, all outstanding options and SARs then held by a participant who is employed by, or providing services to, the Company or its subsidiaries at the time of such Change in Control will become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested (subject to limitations on performance-based awards). For the purposes of the 2006 Equity Incentive Plan, a “Change in Control” occurs when: (a) subject to certain exceptions, any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the “Incumbent Directors” cease, for any reason, to constitute a majority of the “Whole Board;” or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an “Excluded Transaction,” or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or the Bank is consummated; or (d) a tender offer is made for 20% or more of the outstanding voting securities of the Company and the stockholders owning beneficially or of record 20% or more of the outstanding voting securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a “Potential Change in Control” occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of the 2006 Equity Incentive Plan.

As used in the definition of a Change in Control, the term “Whole Board” means the total number of directors that the Company would have if there were no vacancies on the Board of Directors at the time the relevant action or matter is presented for approval. The term “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction. The term “Incumbent Directors” means the individuals who, on the date of the adoption of the 2006 Equity Incentive Plan, constitute the Board of Directors; and any new director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by the vote of at least 2/3 of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such approval or recommendation; or by a Corporate Governance and Nominating Committee of the Board of Directors whose members were appointed by the vote of at least 2/3 of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such appointments. The term “Potential Change in Control” means the public announcement by any person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or one or more transactions, events or occurrences that result in a change in control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the change in control; or a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least 2/3 of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2006 Equity Incentive Plan or any award granted under the 2006 Equity Incentive Plan, provided that, other than as provided in the 2006 Equity Incentive

Plan, no amendment or termination may impair the rights of any participant without the participant’s written consent. The Board of Directors may not amend the provision of the 2006 Equity Incentive Plan related to repricing, materially increase the original number of securities which may be issued under the 2006 Equity Incentive Plan (other than as provided in the 2006 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2006 Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the 2006 Equity Incentive Plan at any time, retroactively or otherwise, to insure that the 2006 Equity Incentive Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the 2006 Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Non-U.S. Awards

The Human Resources Committee may make awards under the 2006 Equity Incentive Plan to participants residing outside the United States. If it does so, the Human Resources Committee may vary the terms of the 2006 Equity Incentive Plan in order to conform any awards to the legal and tax requirements of such non-U.S. jurisdictions. Additionally, the Human Resources Committee may establish one or more sub-plans of the 2006 Equity Incentive Plan and/or may establish administrative rules and procedures to facilitate the operation of the 2006 Equity Incentive Plan in such non-U.S. jurisdictions.

United States Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2006 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Human Resources Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy the Company’s minimum statutory withholding obligation.

Change in Control. Any acceleration of the vesting or payment of awards under the 2006 Equity Incentive Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2006 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2006 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Other Information

The number and types of awards to be made pursuant to the 2006 Equity Incentive Plan are subject to the discretion of the Human Resources Committee or its delegee(s) and are not determinable at this time.

Adoption of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, provided a quorum is present.

The Board recommends that the stockholders vote FOR this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005 was Crowe Chizek and Company LLC. The Audit Committee is expected to renew the engagement of Crowe

Chizek and Company LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. Representatives of Crowe Chizek and Company LLC have been invited to be present at the Annual Meeting, and the Company expects that they will attend. If present, these representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC during the years ended December 31, 2005 and 2004:

Audit Fees. The aggregate fees billed to us by Crowe Chizek and Company LLC for professional services rendered by Crowe Chizek and Company LLC for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Crowe Chizek and Company LLC in connection with statutory and regulatory filings and engagements were $189,700 and $129,000 during the years ended December 31, 2005 and 2004, respectively.

Audit Related Fees. The aggregate fees billed to us by Crowe Chizek and Company LLC for assurance and related services rendered by Crowe Chizek and Company LLC that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “—Audit Fees,” above, were $160,316 and $169,813 during the years ended December 31, 2005 and 2004, respectively. The 2005 fees related to services provided in conjunction with our mutual-to-stock conversion. The 2004 fees related to services provided in conjunction with the mutual-to-stock conversion.

Tax Fees. The aggregate fees billed to us by Crowe Chizek and Company LLC for professional services rendered by Crowe Chizek and Company LLC for tax consultations and tax compliance were $24,700 and $87,115 during the years ended December 31, 2005 and 2004, respectively.

All Other Fees. There were no fees billed to us by Crowe Chizek and Company LLC during the years ended December 31, 2005 and 2004, respectively, that are not described above.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Crowe Chizek and Company LLC, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees and tax fees described above during the years ended December 31, 2005 and 2004.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at BankFinancial Corporation’s executive office, 15W060 North Frontage Road, Burr Ridge, Illinois 60527, no later than 5:00 p.m. Chicago, Illinois Time on January 22, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company’s Bylaws.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

The Company’s Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee for election to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not earlier than the 150th day nor later than 5:00 p.m., Chicago, Illinois Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Chicago, Illinois Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must include:

•	As to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence address of such individual;

•	the class, series and number of any shares of stock of BankFinancial Corporation that are beneficially owned by such individual;

•	the date such shares were acquired and the investment intent of such acquisition; and

•	all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

•	As to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any “Stockholder Associated Person” (as defined in the Company’s Bylaws), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom;

•	As to the stockholder giving the notice and any “Stockholder Associated Person” (as defined in the Company’s Bylaws), the class, series and number of all shares of stock of the Company which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;

•	As to the stockholder giving the notice and any Stockholder Associated Person described above, the name and address of such stockholder, as they appear on the Company’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and

•	To the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting of stockholders must be given to us no earlier than December 23, 2006 and no later than 5:00 p.m., Chicago, Illinois Time, on January 22, 2007. If notice is received before December 23, 2006 or after 5:00 p.m., Chicago, Illinois Time, on January 22, 2007, it will not be considered timely, and we will not be required to present the matter at the at the next annual meeting of stockholders.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act as determined by a majority vote of those present and voting, or if only one is present and voting, then that one.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. The Company has also made arrangements with Georgeson Shareholder Communications, Inc. to assist it in soliciting proxies and has agreed to pay the firm a fee of $8,500 plus reasonable out-of-pocket expenses for these services. In addition to solicitations by mail, directors, officers and regular employees of the Company and its subsidiaries may solicit proxies personally or by telephone without additional compensation.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BANKFINANCIAL CORPORATION, 15W060 NORTH FRONTAGE ROAD, BURR RIDGE, ILLINOIS 60527, ATTN: JAMES J. BRENNAN, SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James J. Brennan
James J. Brennan
Secretary

Burr Ridge, Illinois

May 25, 2006

APPENDIX A

BANKFINANCIAL CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

COMMITTEE CHARTER

(Adopted by the Board of Directors on December 22, 2004)

I. PURPOSE OF THE AUDIT COMMITTEE

The Audit Committee shall be directly responsible for the appointment and dismissal, compensation, and oversight of the company’s internal auditor and independent auditor, and may not delegate any of such responsibilities to others. The Committee shall assist the Board in its oversight of:

•	The accuracy and completeness of the Company’s financial statements and other significant written financial information provided by the Company to any regulatory organization or the public in compliance with all applicable laws and regulations;

•	The Company’s auditing, accounting and financial reporting processes;

•	The Company’s systems of internal controls regarding asset/liability management, lending, finance, deposit services and other risk exposures;

•	The Company’s compliance with legal and regulatory requirements;

•	The retention and dismissal of the independent auditor as well as the review of the independent auditor’s qualifications, engagements, compensation and performance;

•	The performance of the Company’s internal audit function;

•	The adequacy of this charter and recommend any changes to the Board based on the advice of outside counsel concerning the current standards applicable to publicly-held corporate Audit Committees; and,

•	The assessment of the Committee’s operational performance on an annual basis, with the assistance of its outside counsel, the independent auditor or other consultants as it deems appropriate. The Committee will provide its self-assessment and recommendations for any changes to the Board. The Committee shall also recommend any changes to its allocation of resources resulting from its performance self-assessment.

•	Provide an open avenue of communication among management, the Internal Auditor, the independent auditors, senior management and the Board of Directors.

The Committee does not prepare financial statements on behalf of the Company or perform the Company’s audits, and its members are not the Company’s auditors and do not certify the Company’s financial statements. These functions are performed by the Company’s management and independent auditor.

II. MEMBERSHIP

All members of the Audit Committee shall be independent of the Company management and free of any relationship that would compromise their exercise of independent judgment as Committee members. Each member of the Committee must satisfy all applicable qualification and independence requirements set forth in the rules and regulations of applicable regulatory organizations. The Committee shall monitor its continuing compliance with all membership requirements.

The responsibilities of a member of the Committee are in addition to responsibilities as a member of the Board and, accordingly, members receive additional compensation for Committee service.

III. FREQUENCY OF MEETINGS

The Committee shall meet as frequently as necessary but no less than four times annually. The Committee shall also meet at the request of the Chief Executive Officer, the Chief Financial Officer, the Internal Auditor or the independent auditor. The Board of Directors shall designate a Chairperson of the Committee. The Committee Chairperson shall approve an agenda in advance of each meeting. A majority of the members of the committee shall constitute a quorum. The Committee shall maintain minutes or other records of its meetings and activities.

The Committee shall, through its Chairperson, report regularly to the Board following the meetings of the Committee, addressing the matters designated by this Charter and such other related matters as the Committee may deem appropriate.

IV. AUTHORITY

The Audit Committee may conduct or authorize investigations into any matters within the scope of this Charter. The Committee may also take any other action permitted by applicable laws, rules and regulations necessary to accomplish any action authorized by this charter.

The Committee may conduct meetings in executive session, with or without management, the Internal Auditor or the independent auditor (in each case, either individually or jointly) to effect the appropriate environment of communication and coordination for the Committee’s purposes and responsibilities pursuant to this Charter.

The Committee may request reports from the Chief Executive Officer or Chief Financial Officer. The Committee may also retain (and has the sole discretion to determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others.

VI. SCOPE OF COMMITTEE RESPONSIBILITIES

The scope of Committee responsibilities is as follows:

A.	Financial Reporting Processes

•	In consultation with the Internal Auditor and the independent auditors, review the accuracy and completeness of the Company’s financial reporting processes, both internal and external, in compliance with all applicable laws and regulations. The review should include the adequacy and effectiveness of the accounting and financial controls of the Company and any recommendations by the independent or internal auditor for improvements or particular areas where new or more detailed controls or procedures are desirable;

•	Establish regular and separate systems of reporting to the Committee by management, the Internal Auditor and the independent auditor regarding any significant judgments or assumptions made in management’s preparation of the financial statements and the appropriateness of such judgments;

•	Inquire of management, Internal Auditor and the independent auditors about significant risks or exposures involving accounting policies, internal controls or compliance matters and assess the steps management has taken to minimize such risks;

•	Periodically consult with the Internal Auditor and the independent auditors without the presence of management about the system of internal controls and the completeness and accuracy of the Company’s financial statements.

•	Receive written representations from management as to the integrity of the Company’s internal controls and financial reporting systems and the conformity of the Company’s financial statements with generally accepted accounting principles and applicable regulatory accounting principles;

•	Review any significant disagreement among management, the Internal Auditor and the independent auditors in connection with the preparation of the financial statements;

•	Consider and approve, if appropriate, material changes to the Company’s accounting and auditing principles and practices as needed or as recommended by management, the Internal Auditor or the independent auditors.

B.	Conduct of Internal Auditing

•	Review the internal audit function of the Company, including the annual audit plan as revised to incorporate adjustments due to changes in the business of the Company or arising from the cycle of internal controls review;

•	Review with the Internal Auditor and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources;

•	Review the appointment, replacement, reassignment or dismissal of the Internal Auditor, the sufficiency of resources dedicated to the internal audit function and the independence of the Internal Auditor and internal audit function;

•	Review internal audit reports and management’s responses thereto;

•	Receive written representation from the Internal Auditor that there were no significant difficulties encountered during the course of internal audits, including any restrictions on the scope of their work or access to required information;

•	Review the Internal Audit Division’s compliance with the Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

C.	Conduct of Independent Auditing

•	Subject to ratification by shareholders, the Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation of the independent auditors (for both the independent audit and approved non-audit services). The independent auditors shall report directly to the Audit Committee;

•	Subject to the prohibitions in Exhibit A, approve all audit and non-audit services to be performed by the independent auditors prior to the performance of that work (including all fees and expenses);

•	Review the qualifications and experience of senior members of the independent audit team;

•	Review and discuss with the independent auditors all significant relationships the independent auditors have with the Company to confirm independence. The Audit Committee shall also approve the hiring of employees or former employees of the independent auditor;

•	Review with the independent auditor any problems or difficulties in connection with the independent audit and management’s response, review the independent auditor’s attestation and report on management internal control report, and hold timely discussions with the independent auditors regarding the following: (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles or regulatory accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatment, and the treatment preferred by the independent auditor; (3) other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences; and (4) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, discussing significant reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	Obtain and review annually a report by the independent auditor describing (1) the auditing firm’s internal quality control procedures and (2) any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues.

D.	Conduct of Legal & Regulatory Compliance Management

•	Review the Company’s Code of Ethics & Business Conduct and recommend any changes or additions thereto;

•	Establish procedures whereby (1) officers and associates can confidentially and anonymously submit to the Committee concerns or issues regarding the Company’s accounting or auditing principles and practices and (2) the tracking of the receipt, retention and treatment of such complaints is effected by the Internal Audit Division for direct reporting to the Committee;

•	Review the effectiveness of the Company’s regulatory compliance program, including any changes to policies or practices recommended by management, the Internal Auditor, the independent auditors or outside counsel;

•	Review all regulatory examination reports, management responses and any matters concerning resolution activities that the Internal Auditor believes appropriate for the Committee’s attention;

•	Review with the Company’s outside legal counsel any legal matters that may materially affect the Company’s financial statements or public filings and reports;

•	Review related party transactions consistent with all regulatory requirements, including the procedures with respect to expense account management and use of corporate assets by directors, officers and associates;

•	At least annually, assess any emerging accounting or regulatory issues that may have a material effect on the Company’s financial statements or public filings and reports in the future.

E.	Public Filings & Reports

•	Review the Company’s quarterly and annual SEC filings, including the financial statements, Management Discussion & Analysis information and management certifications with the Chief Financial Officer, Chief Executive Officer, the Internal Auditor and the independent auditors;

•	Review earnings press releases and information provided to analysts and rating agencies;

•	Review reports or other financial information, as deemed necessary and appropriate, prior to submission to the applicable regulatory organization or to the public;

•	Submit an annual report of the Committee to shareholders in the Company’s proxy statement as required by the US Securities and Exchange Commission.

VII. CONCLUSION

The Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and system of internal controls on behalf of the Board and shareholders. While maintaining its independence and integrity at all times, the Committee must also provide an open avenue of communication among management, the Internal Auditor, the independent auditors and the Board of Directors to properly fulfill its mission.

EXHIBIT A - PROHIBITED NON-AUDIT SERVICES

The following services may not be provided by the independent auditor contemporaneously with the audit:

•	Bookkeeping or other services related to the accounting records or financial statements of the Company;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit;

•	Any other service that the Public Company Accounting Oversight Board determines is impermissible.

APPENDIX B

BANKFINANCIAL CORPORATION

CORPORATE GOVERNANCE & NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

COMMITTEE CHARTER

(Adopted by the Board of Directors on December 22, 2004)

I. PURPOSE OF THE COMMITTEE

The Corporate Governance & Nominating Committee shall be directly responsible for recruitment and evaluation of incumbent and new candidates for election to the Board of Directors.

II. MEMBERSHIP

The Board shall appoint the members of the Corporate Governance & Nominating Committee annually. All members of the Committee shall be independent of the Company’s management and free of any relationship that would compromise their exercise of independent judgment as Committee members. Directors eligible for re-nomination during the current calendar year are not eligible for appointment as members of the Committee for the current year. Each member of the Committee must satisfy all applicable qualification and independence requirements set forth in the rules and regulations of applicable regulatory organizations.

III. FREQUENCY OF MEETINGS

The Committee shall meet as frequently as necessary but no less than annually. The Committee shall also meet at the request of the Chief Executive Officer or a majority of the Board of Directors. The Board of Directors shall designate a Chairperson of the Committee. The Committee Chairperson shall approve an agenda in advance of each meeting. A majority of the members of the committee shall constitute a quorum. The Committee shall maintain minutes or other records of its meetings and activities.

The Committee shall, through its Chairperson, report regularly to the Board following the meetings of the Committee, addressing the matters designated by this Charter and such other related matters as the Committee may deem appropriate.

IV. AUTHORITY

The Committee may conduct or authorize investigations into any matters within its scope of this Charter. The Committee may also take any other action permitted by applicable laws, rules and regulations necessary to accomplish any action authorized by this charter.

The Committee may conduct meetings in executive session with members of the Board of Directors or new candidates (in each case, either individually or jointly) to effect the appropriate environment of communication and coordination for the Company’s control environment.

The Committee may request reports from the Chief Executive Officer or General Counsel. The Committee may also retain (and determine the funding for) experts to advise or assist it, including outside counsel, search firms or other advisors, and the Company must provide sufficient funding for any such assistance.

B - 1

V. SCOPE OF COMMITTEE RESPONSIBILITIES

The scope of Nominating & Corporate Governance Committee responsibilities is as follows:

A.	Board of Directors Candidate Evaluation

•	Determine whether candidates meet the minimum qualifications for election pursuant to the Company’s Charter, Section 1.09 of the Company’s Bylaws and all applicable laws and regulations to which the Company is subject, including the determination whether an existing or proposed Board member meets all standards of independence established by applicable regulatory organizations.

•	Determine whether the background, experience and expertise of any candidate to the Board of Directors is in the long-term interests of shareholders. In its sole discretion, the Committee may consider the current composition of the Board of Directors and its Committees, the number of directors meeting all “independence” standards imposed by applicable regulatory organizations, present and future business activities and plans, the representation of the diverse communities and geographies served by the Company and any other factors the Committee deems appropriate.

B.	Corporate Governance Compliance

•	Facilitate and coordinate all meetings of independent directors required by all regulatory organizations. The Committee may appoint one or more independent directors as liaisons to non-independent directors, management or shareholders as it deems appropriate.

•	Coordinate and report to the Board of Directors an annual evaluation of the Board’s performance.

•	Review director compensation and recommend any changes to the Board of Directors.

•	Review the suitability of this Charter and the Company’s corporate governance practices and recommend any changes to the Board of Directors.

•	At least annually, assess any emerging legal or regulatory issues that may have a material effect on the Company’s corporate governance policies, practices or reports in the future.

VI. CONCLUSION

The Committee is to serve as an independent and objective party to monitor the Company’s corporate governance practices and facilitate the effective governance of the Company based its evaluation of the composition and conduct of the Board of Directors.

B - 2

APPENDIX C

BANKFINANCIAL CORPORATION

2006 EQUITY INCENTIVE PLAN

Article 1

GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this BANKFINANCIAL FINANCIAL CORPORATION 2006 EQUITY INCENTIVE PLAN (the “Plan”) is to promote the long-term financial success of BANKFINANCIAL CORPORATION, a Maryland corporation (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is June 27, 2006, subject to approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The authority to control and manage the operation of the Plan shall be vested in a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2

AWARDS

Section 2.1 General. Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

(a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the earlier of the Effective Date or stockholder approval of the Plan; or (ii) granted to a non-Employee. Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b) Stock Appreciation Rights. A stock appreciation right (an “SAR”) is a right to receive, in cash, Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

(c) Stock Awards. A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.

(d) Cash Incentive Awards. A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.

Section 2.2 Exercise of Options and SARs. An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an option or SAR expire later than seven (7) years after the date of its grant. The “Exercise Price” of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee, Director or service provider of an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.

Section 2.3 Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; gross premiums written, net premiums written or premiums earned; losses and loss expense; underwriting and administrative expenses; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets; and business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.

(b) Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c) Extraordinary Items. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(d) Adjustments. Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.4 Restrictions on Stock Awards. If the right to become vested in a stock award is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of service for full vesting shall not be less than three (3) years (subject to acceleration of vesting, to the extent permitted by the Committee including in the event of the Participant’s death, Disability, Retirement, or involuntary termination or due to a Change in Control); provided, however, that the required period of service for full vesting with respect to stock awards granted to Directors shall not be less than one (1) year (subject to acceleration in such similar events as applied to Employee Participants or becoming a Director Emeritus).

Section 2.5 Dividends and Dividend Equivalents. Any award under the Plan, including any option or SAR, may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.

Section 2.6 Non-U.S. Awards. The Committee may grant awards, in its sole discretion, to Employees and Directors of the Company and its Subsidiaries who are residing in jurisdictions outside the United States. For purposes of the foregoing, the Committee may, in its sole discretion, vary the terms of the Plan in order to conform any awards to the legal and tax requirements of each non-U.S. jurisdiction where such individual resides or jurisdictions which would apply its laws to the receipt of such awards. The Committee may, in its sole discretion, establish one or more sub-plans of the Plan and/or may establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. For purposes of clarity, any terms contained herein which are subject to variation in a non-U.S. jurisdiction and any administrative rules and procedures established for a non-U.S. jurisdiction shall be reflected in a written addendum to the Plan. To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section 2.6 of the Plan to one or more officers of the Company.

Section 2.7 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right

(including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8 Repricing of Awards. Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding option may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price.

Section 2.9 Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of termination of employment for Cause, in the case of Employees, and termination of service for Cause, in the case of non-Employee Directors, any outstanding award held by such Employee or non-Employee Director shall terminate immediately, the award shall be forfeited and the Participant shall have no further rights thereunder.

Article 3

SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to three million four hundred twenty-five thousand two hundred seventy-five (3,425,275) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to options and SARs (all of which may be granted as ISOs) is two million four hundred forty-six thousand six hundred twenty-five (2,446,625) shares of stock. The maximum number of shares of Stock that may be issued in conjunction with awards other than options and SARs shall be nine hundred seventy-eight thousand six hundred fifty (978,650). The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Reuse of Shares. To the extent any shares of Stock covered by an award (including stock awards), under the Plan, are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Section 3.3 Limitations on Grants to Individuals.

(a) Options and SARs. The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be six hundred thousand (600,000). For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).

(b) Stock Awards. The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be two hundred forty thousand (240,000).

(c) Cash Incentive Awards and Stock Awards Settled in Cash. The maximum annual dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d) or cash-settled stock awards under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be five hundred thousand dollars ($500,000).

(d) Director Fees. The maximum number of shares of Stock that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) during any calendar year shall be one hundred twenty thousand (120,000) shares and the maximum number of shares that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(c) (relating to stock awards) shall be forty-eight thousand (48,000) shares. In addition, the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be seven hundred thirty-three thousand (733,000) and under Section 2.1(c) (relating to stock awards) shall be two hundred ninety-three thousand (293,000). The foregoing limitations shall not apply to cash-based Director fees that the non-Employee Director elects to receive in the form of Stock or stock awards equal in value to the cash-based Director fee or with respect to enticement awards made to new Directors.

(e) Dividend, Dividend Equivalents and Earnings. For purposes of determining whether an award is intended to be qualified as performance-based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award; and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

(f) Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

Section 3.4 Corporate Transactions. In the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan, the number of shares reserved for issuance under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an award intended to qualify as “performance-based compensation” under Code Section 162(m), if applicable); provided, however, that the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be no less than the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price).

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Article 4

CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the in terms of any Award Agreement:

(a) At the time of a Change in Control, all options and SARs then held by the Participant shall become fully exercisable immediately upon the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).

(b) At the time of a Change in Control, all stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d) shall be fully earned and vested immediately upon the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 20% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 20% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e) a Potential Change in Control occurs, and the Board determines, pursuant to the vote of at majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered by a Change in Control, the foregoing definition of Change in Control shall be utilized to the maximum extent permitted under Code Section 409A, and it shall be modified only as necessary to conform to the requirements of Code Section 409A as in effect at the time of such transaction.

Article 5

COMMITTEE

Section 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Section 5.1. The Committee shall be selected by the Board and may be comprised of two (2) or more members of the Board, each of whom are both a “non-Employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “outside director” (within the meaning of Code Section 162(m)). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b) To the extent that the Committee determines that the restrictions imposed by the Plan or an Award Agreement preclude the achievement of the material purposes of the awards in jurisdictions outside the United States, the Committee will have the authority and discretion to unilaterally modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

(c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d) The Committee will have the authority to define terms not otherwise defined herein.

(e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(f) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Article 6

AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award

Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A). By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any award granted under this Plan without further consideration or action.

Article 7

GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s charter, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resource officer and Corporate Secretary.

Article 8

DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c) “Board” means the Board of Directors of the Company.

(d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement; provided, however, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company and with a Subsidiary, then, for purposes of this Plan, the term “Cause”) shall have the meaning set forth in the agreement with the Company. In the absence of such a definition, “Cause” means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties (other than traffic violations or similar offenses), or (3) with respect to any officer of the Company or Subsidiary or conviction of a felony.

(e) “Change in Control” has the meaning ascribed to it in Section 4.2.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h) “Committee” means the Committee acting under Article 5.

(i) “Director” means a member of the board of directors of the Company or a Subsidiary.

(j) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement; provided, however, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company and with a Subsidiary, then, for purposes of this Plan, the terms “Disability” or “Disabled”) shall have the meaning set forth in the agreement with the Company. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.

(k) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(m) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(n) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

(o) “Fair Market Value” shall, on any date mean the average of the high and low sales prices of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading, or if such shares are not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Section 422.

(p) “Incumbent Directors” means:

(i) the individuals who, on the date hereof, constitute the Board; and

(ii) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(q) “ISO” has the meaning ascribed to it in Section 2.1(a).

(r) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(s) “Potential Change in Control” means:

(i) the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(ii) one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Home Owners’ Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(iii) a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(t) “Retirement” means retirement from employment as an Employee or service as a Director on or after the occurrence of any of the following:

(i) the attainment of age 70 by an Employee or Director;

(ii) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or service as an Employee or Director; or

(iii) the completion of 25 years of continuous employment or service as an Employee and/or Director.

Years of employment as an Employee or service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or service as a Director that did not occur simultaneously.

(u) “SAR” has the meaning ascribed to it in Section 2.1(b).

(v) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(w) “Stock” means the common stock of the Company, $0.01 par value per share.

(x) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(y) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee of, or service provider to (which, for purposes of this definition, includes Directors) the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv) A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

(v) Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner not to be inconsistent with the definition of “Separation from Service” as defined under Code Section 409A.

(z) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.

(aa) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Chicago, Illinois time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS	☐	Mark this box if you have made changes to your name or address details above.
	☐	Mark this box if you plan to attend the Annual Meeting.

BankFinancial Corporation Annual Meeting Proxy Card 123456 C0123456789 12345

A	Election of Directors

1.	The election of the following nominees as directors of the Company: Patrick I. Hartnett, Sherwin R. Koopmans and Terry R. Wells.

To vote for all nominees, mark the box “For All.” To withhold authority to vote for one or more nominees, but not all nominees, write the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space(s) provided below and mark the box “For All Except.” To withhold authority to vote for all nominees, mark the box “Withhold All.”

☐ For All	☐ For All Except _________________________ _________________________	☐ Withhold All

The Board of Directors recommends a vote FOR ALL of the nominees.

B	Proposals

2. Approval of the BankFinancial Corporation 2006 Equity Incentive Plan	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends a vote FOR the approval of the BankFinancial Corporation 2006 Equity Incentive Plan.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof as permitted by law.

C	Authorized Signatures - Sign here for your instructions to be executed.

The undersigned acknowledge(s) receipt from the Company, prior to the execution of this proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each joint holder should sign. A proxy executed by a corporation or other legal entity should be signed in its name by an authorized officer.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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001CD40001                00KQYI

BankFinancial Corporation

Proxy for Annual Meeting of Stockholders

June 27, 2006

The undersigned, whose signature(s) appear(s) on the reverse side of this proxy, hereby appoint(s) F. Morgan Gasior, Joseph A. Schudt and John M. Hausmann, and each of them, with full power of substitution, acting by a majority of those present and voting, or if only one is present and voting, then that one, to act as attorneys and proxies for the undersigned to vote all shares of common stock of BankFinancial Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Tuesday, June 27, 2006 at 11:00 a.m., Chicago, Illinois Time, at the Chicago Marriot Southwest at Burr Ridge, 1200 Burr Ridge Parkway, Burr Ridge, Illinois, and any adjournments or postponements thereof, with all the powers the undersigned would possess if present.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BANKFINANCIAL CORPORATION.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR ALL” DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY AND “FOR” THE BANKFINANCIAL CORPORATION 2006 EQUITY INCENTIVE PLAN. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE SUCH SHARES AT SAID MEETING OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy continues and must be signed on the reverse side.

Thank you for voting.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 am., Chicago, Illinois time, on June 27, 2006.

Please promptly complete, date, sign and mail this proxy card in the enclosed postage-paid envelope.